Exhibit 10.21

AGREEMENT

AGREEMENT, dated  December 22, 2015 (this “Agreement”), by and among ONSTREAM MEDIA CORPORATION (the “Company”), INFINITE CONFERENCING, INC. (“ICI”), ENTERTAINMENT DIGITAL NETWORK, INC. (“EDNI”), AV ACQUISITION, INC. (“AAI”), ONSTREAM CONFERENCING CORPORATION (“OCC”), MEDIA ON DEMAND, INC. (“MOD”), HOTEL VIEW CORPORATION (“HVC”), OSM ACQUISITION INC. (“OSM”) and AUCTION VIDEO JAPAN, INC. (“AVJI”) (the Company, ICI, EDNI, AAI, OCC, MOD, HVC, OSM and AVJI shall be referred to collectively as the “Borrowers”), with headquarters located at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, and SIGMA OPPORTUNITY FUND II, LLC (“Sigma”) and SIGMA CAPITAL ADVISORS, LLC, the managing member of Sigma (“Sigma Advisors” and collectively with Sigma, the “Sigma Parties”), with headquarters located at 800 Third Avenue, Suite 1701, New York, NY  10022.  All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note (as defined below).

WHEREAS, Borrowers and Sigma are parties to a certain Note Purchase Agreement, dated as of September 21, 2015 (“Purchase Agreement”), pursuant to which, among other things, Borrowers issued a Second Amended and Restated Senior Subordinated Secured Convertible Note, dated September 21, 2015, in favor of Sigma in the original principal amount of $1,583,000 (as subsequently amended on November 16, 2015 and November 24, 2015 and as the same may be further amended from time to time, the “Note”);

WHEREAS, $1,000,000 of principal was repaid to Sigma on December 17, 2015 and, accordingly, there is currently $583,000 in principal amount outstanding under the Note;

WHEREAS, Sigma and the Borrowers desire to amend the Note to, among other things, extend the Maturity Date, increase the principal amount due under the Note to $600,000 to account for a $17,000 administrative fee, and reduce the Applicable Rate by entering into a Third Amendment and Allonge to the Note (the “Note Amendment”), in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.      Amendment of Note.  Simultaneous with the execution of this Agreement, Sigma and the Borrowers shall each execute and deliver the Note Amendment.  In addition, the monthly advisory fee paid to Sigma Advisors pursuant to the Advisory Services Agreement, dated September 21, 2015, between Sigma Advisors and the Company shall be reduced from $12,500 to $10,000 commencing with the monthly payment due on January 15, 2016.  The parties agree that Borrowers shall continue to make such regular monthly payments of $10,000 to Sigma Advisors on the 15th day of each month through the date the Note is paid in full, as currently contemplated by such Advisory Services Agreement; provided, however, that a minimum aggregate amount of $100,000 of monthly payments shall be paid to Sigma Advisors as scheduled regardless of the early repayment of the Note.

2.      Elimination of Fees.  As additional consideration for the transactions contemplated hereby, Sigma Advisors waives its right to be paid by Borrowers the payments required by (i) Section 7 (SEC Filings; Damages) of the Agreement, dated April 30, 2015, between the parties hereto, and (ii) Section 10(k)(iii) of the Purchase Agreement. It is hereby acknowledged that the $75,000 payment required by Section 10(k)(i) of the Purchase Agreement has been paid and the two $25,000 payments required by Section 10(k)(ii) of the Purchase Agreement (as amended on November 16, 2015) have been paid.

3.      Required Consents.  Borrowers have obtained the requisite consent of Rockridge Capital Holdings, LLC and Thermo Credit, LLC and no other consents are required to be obtained by Borrowers in connection with the execution, delivery and performance by Borrowers of this Agreement or the transactions contemplated hereby. The Company has entered into an amendment to the Convertible Promissory Note, dated April 14, 2009, issued by the Company to Rockridge (as amended, modified or restated, the “Rockridge Note”) to extend the maturity date of the Rockridge Note to a date no earlier than December 31, 2016 and has provided a copy of said amendment to Sigma.

4.      Indebtedness.  A detailed description and the amount of the Indebtedness of the Company and the other Borrowers that are outstanding on the date hereof are as appears on Schedule 4(l) attached to the Purchase Agreement, except for subsequent payments made as indicated on that schedule or as follows: Rockridge Capital Holdings LLC – maturity date changed as noted in previous paragraph; Carol Zemmel and Elly Claire Hart – full repayment ($137,500 in aggregate) on September 17, 2015 and $137,000 in aggregate of those funds invested in Infinite Conferencing Partners LLC (“Partners”); Fuse Capital partial repayment ($200,000) on September 17, 2015 and funds invested in Partners; Eric Jacobs partial repayment ($25,000) on September 17, 2015 and funds invested in Partners; CCJ Trust – repayment of up to $150,000 (net of proceeds from new subordinated note to be issued to CCJ Trust related party) on date to be determined by Company; William Castellano repayment of up to $100,000 on date to be determined by Company; Intella2 Investors repayment of up to $55,000 on date to be determined by Company. Schedule 4(l) is hereby amended to reflect these changes.

5.      Transaction Document.  The parties hereby acknowledge and agree that in connection with the transactions contemplated hereby, this Agreement shall be considered to be a Transaction Document under the Purchase Agreement.  Accordingly, any violation of the terms and provisions of this Agreement shall be an Event of Default under the Note.

6.      Further Assurances.  The parties hereto further agree to perform, from time to time, such other acts and to execute, acknowledge and deliver such other agreements, instruments, certificates and other documents as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement and the Note Amendment.

7.      Full Force and Effect.   Except as expressly and specifically set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Purchase Agreement, the Note, or any of the other Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the parties to this Agreement may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

8.      Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were an original thereof.

9.      Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of law.

10.    Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11.    Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

12.    Expenses.  Borrowers shall promptly pay upon execution hereof and upon demand by the Sigma Parties therefor from time to time, the reasonable costs, legal fees and expenses of the Sigma Parties incurred in connection with the negotiation, preparation or execution of this Agreement (including those incurred with respect to a prior transaction structuring) or of any amendment, modification or waiver of this Agreement, or the transactions contemplated hereby or thereby.

13.    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs and respective successors and permitted assignees.

14.    Waiver.  Nothing contained in this Agreement or any of the transactions contemplated hereby shall be deemed to constitute a waiver of any past, present or future Event of Default under the Note.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BORROWERS:

ONSTREAM MEDIA CORPORATION

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

INFINITE CONFERENCING, INC.

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

ENTERTAINMENT DIGITAL NETWORK, INC.

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

AV ACQUISITION, INC.

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

ONSTREAM CONFERENCING CORPORATION

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

MEDIA ON DEMAND

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

HOTEL VIEW CORPORATION

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

OSM ACQUISITION INC.

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

AUCTION VIDEO JAPAN, INC.

By: /s/ Robert Tomlinson

      Name: Robert Tomlinson

      Title: CFO

SIGMA PARTIES:

SIGMA OPPORTUNITY FUND II, LLC

By: SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager

SIGMA CAPITAL ADVISORS, LLC

By: /s/ Thom Waye

     Name: Thom Waye

     Title: Manager